UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2015

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

001-34507

(Commission File Number)

2101 91st Street

North Bergen, New Jersey 07047

(Addresses of Principal Executive Offices, including Zip Code)

(800) 223-1216

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On May 6, 2015, Vitamin Shoppe, Inc. (the “Company”) issued a press release announcing that its board of directors approved a Share Repurchase Program that enables the Company to purchase up to $100 million of its shares of common stock over the next three (3) years. Shares will be repurchased from time-to-time in the open market or in privately negotiated transactions. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein as reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

99.1	Press release dated May 6, 2015 (furnished pursuant to 8.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.

Date: May 6, 2015	By:	/s/ Jean W. Frydman
	Name:	Jean W. Frydman
	Title:	Senior Vice President, General Counsel & Corporate Secretary